UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 19, 2022

ONCOTELIC THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21990	13-3679168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29397 Agoura Road, Suite 107

Agoura Hills, CA 91301

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code

(650) 635-7000

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbols	Name of each exchange on which registered
N/A	OTLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On Dec 19, 2022, Oncotelic Therapeutics, Inc. (the “Company”), announced that the Company presentation at 12th AACR-JCA Joint Conference: Breakthroughs in Cancer Research— Translating Knowledge into Practice. December 10 - 14, 2022, Maui, Hawaii. The presentation is now available at https://www.oncotelic.com/wp-content/uploads/2022/12/ONCOTELIC-JCA-Poster-45x45-12-5-2022.pdf.

Key conclusions:

●	TGF- β consists of three highly similar isoforms: β1, β2, β3
●	Retrospective analysis TCGA database demonstrated that high TGF-β2, but not TGF-β1 nor TGF-β3, is prognostic indicator for worse OS.
●	Reduced TGF-β2 in Pediatric Brainstem Patients increased OS from 9 mos to 22 mos, N=95 pts, p<0.0001.
●	Reduced TGF-β2 in Gliomas patients treated with TMZ increased OS from 25 mos to 94 mos, N=230 pts, p<0.0001.
●	Reduced TGF-β2 in Gliomas patients treated with Radiation increased OS from 25 mos to 94 mos, N=293 pts, p<0.0001.

The immunosuppressive growth factor, TGF-β, plays a major role in formation of desmoplasia and promoting tumor growth and metastasis. However, the recent failure of bintrafusp alfa, a bifunctional fusion protein immunotherapy combined a TGF-β1 trap with the anti-PD-L1, which GlaxoSmithKline acquired for 4.2B, casted doubt on the field. The new data presented confirmed our commitment to TGF-β2 and explained the spectacular failure of the bintrafusp alfa

Disclaimer.

The information in this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall Exhibit 99.1 filed herewith be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company’s plans, objectives, expectations and intentions; and (ii) other statements identified by words such as “may”, “could”, “would”, should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. Forward-looking statements in this document include, without limitation, statements regarding the Company’s expectations regarding the expectation and timing of AL-101’s approval through its proposed 505(b)(2) applications, whether the Company will complete development of AL-101, and the anticipated use of proceeds therefrom. These statements are based upon the current beliefs and expectations of the Company’s management and may be subject to significant risks and uncertainties; and that no assurances can be given that such expectations shall be fulfilled.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description	Incorporation by reference

99.1	Presentation	Filed herewith
99.2	Press release	Filed herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oncotelic Therapeutics, Inc.

Date: Dec 20th , 2022	By:	/s/ Vuong Trieu
Vuong Trieu
Chief Executive Officer

-3-